SUBJECT TO REVISION
TERM SHEET DATED JUNE 2, 1999


                $650,000,000 AUTOMOBILE RECEIVABLES-BACKED NOTES
                  ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1999-B
                                     ISSUER
                     ARCADIA RECEIVABLES FINANCE CORPORATION
                                     SELLER
                             ARCADIA FINANCIAL LTD.
                                    SERVICER


Attached is a preliminary Term Sheet describing the structure, collateral pool and certain aspects of the Arcadia Automobile Receivables Trust, 1999-B. The Term Sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the Term Sheet are preliminary and will be superseded in their entirety by a Prospectus Supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the relevant registration statement.

None of the Underwriters named below and none of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet. This cover sheet is not a part of the Term Sheet.

THE REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE TRUST HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES OFFERED BY THE TRUST WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES OF THE TRUST IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. YOU SHOULD REVIEW THE PROSPECTUS AND PROSPECTUS SUPPLEMENT, AND YOUR INVESTMENT DECISION SHOULD BE BASED UPON THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATE. SALES OF THE SECURITIES TO BE OFFERED BY THE TRUST MAY NOT BE CONSUMMATED UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. THE SECURITIES TO BE OFFERED BY THE TRUST UNDER THE PROSPECTUS SUPPLEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION; ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            UNDERWRITERS OF THE NOTES

Banc of America Securities LLC
                   Chase Securities Inc.
                                    Credit Suisse First Boston
                                                              J. P. Morgan & Co.

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1999-B

                                   TERM SHEET

                               SUBJECT TO REVISION


PARTIES

THE TRUST

Arcadia Automobile Receivables Trust, 1999-B will issue the Notes and be liable for their payment. The Trust's principal asset will be a pool of automobile loans.

SELLER

Arcadia Receivables Finance Corp. is a wholly-owned special-purpose subsidiary of Arcadia Financial Ltd. Arcadia Receivables Finance Corp. will sell the automobile loans to the Trust.

SERVICER

Arcadia Financial Ltd. will service the automobile loans held by the Trust.

THE INSURER

Financial Security Assurance Inc. will issue a note policy, which will guarantee the payment of timely principal and interest due on the Notes, but only as set forth in the section of the Prospectus Supplement entitled "The Note Policy." The note policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

THE INDENTURE TRUSTEE

Norwest Bank Minnesota, National Association, will serve as the indenture trustee and indenture collateral agent.

THE OWNER TRUSTEE

Wilmington Trust Company.

THE BACKUP SERVICER

Norwest Bank Minnesota, National Association.

ADMINISTRATOR

Wilmington Trust Company.

DATES

PRELIMINARY CUTOFF DATE

May 17, 1999. This is the date used for preparing the statistical information used in this Term Sheet.

INITIAL CUTOFF DATE

On or about June 4, 1999. The Trust will receive payments due on, or received with respect to, the initial pool of automobile loans after this date.

SUBSEQUENT CUTOFF DATEs

The Seller will designate a subsequent cutoff date with respect to each pool of subsequent receivables purchased by the Trust after the closing date.

THE RECEIVABLES

The Trust will own a pool of retail installment sales contracts and promissory notes purchased from motor vehicle dealers by Arcadia Financial in the ordinary course of business. These receivables are secured by new and used automobiles and light trucks.

On the closing date, pursuant to a sale and servicing agreement, the Trust will purchase the initial receivables from the Seller that are expected to have an aggregate principal balance of approximately $455,000,000 as of the Initial Cutoff Date. The Trust will also purchase, subject to the satisfaction of certain conditions, subsequent receivables prior to the distribution date in August 1999 that are expected to have an aggregate principal balance of approximately $195,000,000.

DESCRIPTION OF THE NOTES

GENERAL

The Trust will issue five classes of its asset-backed notes. The Notes are designated as the "Class A-1 Notes," the "Class A-2 Notes," the "Class A-3 Notes," the "Class A-4 Notes" and the "Class A-5 Notes."

Each class of Notes will have the initial principal amount set forth in the following table. The dates on which the final payment of principal and interest on each class of Notes is scheduled to be made are also set forth in the following table.

                                         Final
               Initial Note            Scheduled
                Principal            Distribution
   Class         Balance                 Date
  --------   -----------------   ----------------------
    A-1          $ 71,500,000            June 15, 2000
    A-2          $211,100,000            July 15, 2002
    A-3          $126,525,000            July 15, 2003
    A-4          $151,650,000       September 15, 2004
    A-5          $ 89,225,000           March 15, 2007

The Notes will initially be issued in book-entry form only. The Notes will be issued in minimum denominations of $1,000 and multiples of $1,000 in excess thereof.

You may hold your Notes through The Depository Trust Company in the United States, or through Cedel Bank, societe anonyme or the Euroclear System in Europe.

The Notes will be secured solely by the pool of automobile loans and the other assets of the Trust which are described under the section entitled "The Receivables Pool."

TERMS OF THE NOTES

-    DISTRIBUTION DATES

The Trust will make payments of interest and principal on the Notes on the fifteenth day of each month commencing July 15, 1999. This day is known as the distribution date. If the fifteenth day of a given month is not a business day, the Trust will make the payment on the next following business day. Payments will be made to holders of record of the Notes as of the business day preceding the distribution date.

-    INTEREST

Interest on the Notes will accrue at the applicable interest rate from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Notes will be calculated on the following basis:


       Class of Notes       Calculation Method
      ---------------       ------------------
      Class A-1 Notes           actual/360
      Class A-2 Notes           actual/360
      Class A-3 Notes           30/360
      Class A-4 Notes           30/360
      Class A-5 Notes           30/360

-    PRINCIPAL

Principal will be payable on the Notes on each distribution date. The noteholders' principal distributable amount for each distribution date is calculated as the sum of:

         1. the portion of all collections on the automobile loans allocable to principal, including full and partial principal prepayments, received during a monthly period,

         2. the principal balance of each receivable that became a liquidated receivable during the monthly period,

         3. the principal balance of each receivable that was repurchased by Arcadia Financial or the Seller as of the last day of the monthly period, and, at the option of Financial Security Assurance Inc., the principal balance of each receivable that was required to be, but was not, so repurchased,

         4. the aggregate amount of any reduction of the principal balance of a receivable as a result of a court order in an insolvency proceeding, and

         5. any unpaid portion of the amounts included in 1, 2, 3 and 4 above with respect to a prior distribution date (because of insufficient available cash).

Payments of principal on the Notes will be allocated among the classes as follows:

         The Notes will be "sequential pay" classes which will receive principal on each distribution date as follows:

         - to the Class A-1 Notes until the Class A-1 Notes are paid off;

         - once the Class A-1 Notes are paid off, to the Class A-2 Notes until they are paid off;

         - once the Class A-2 Notes are paid off, to the Class A-3 Notes until they are paid off;

         - once the Class A-3 Notes are paid off, to the Class A-4 Notes until they are paid off; and

         - once the Class A-4 Notes are paid off, to the Class A-5 Notes until they are paid off.

In addition, the outstanding principal amount of any class, to the extent not previously paid, will be payable on such class's final scheduled distribution date.

-    OPTIONAL REDEMPTION

The Class A-5 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which the Seller or the Servicer exercises its "clean-up call" option to purchase the receivables. This can only occur after the pool balance declines to 10% or less of its original balance after the funding period. The redemption price is equal to the unpaid principal amount of the Notes of each such class plus accrued and unpaid interest thereon.

-    MANDATORY REDEMPTION

     IF PRE-FUNDING ACCOUNT IS NOT DEPLETED

Each class of Notes will be redeemed in part in the event that any portion of the approximately $195,000,000 deposited in a segregated pre-funding account with the Indenture Trustee remains on deposit in such account on August 16, 1999. If the amount to be redeemed is $100,000 or less, the Indenture Trustee will pay such amount to the Notes in accordance with their "sequential pay" feature and not pro rata to each class of Notes, to reduce the outstanding principal balance of the class of Notes then entitled to receive distributions of principal. If the amount to be redeemed is greater than $100,000, the Indenture Trustee will use the money to redeem each class of Notes in an amount equal to such class's pro rata share (based on the respective current principal amount of each class of Notes) of the redemption amount. If the redemption amount is greater than $100,000, a redemption premium will also be payable.

     UPON EVENT OF DEFAULT

If an event of default under the indenture occurs, the Notes may be accelerated and subject to immediate payment at par. Only Financial Security Assurance Inc. can declare an event of default, except in unusual circumstances. The note policy issued by Financial Security Assurance Inc. does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security Assurance Inc. elects, in its sole discretion, to pay such amounts in whole or in part. However, following an acceleration of the Notes, the note policy will continue to cover payments of principal and interest in accordance with its terms.

OTHER MATTERS

PRE-FUNDING ACCOUNT

Contingent upon the written consent of Financial Security Assurance Inc. and the satisfaction of certain other conditions, the Seller will sell additional automobile loans to the Trust during a period beginning on the closing date and ending not later than August 16, 1999. This period is known as the "funding period." The pre-funded amount will be maintained in an account in the name of the Indenture Trustee.

The pre-funded amount is initially expected to equal approximately $195,000,000 and, during the funding period, will be reduced by the principal balance of subsequent receivables purchased by the Trust. Arcadia Financial expects that the pre-funded amount will be reduced to less than $100,000 by the August 1999 distribution date. Any pre-funded amount remaining at the end of the funding period will be distributed in the manner described under "Mandatory Redemption" above. Prior to being used to purchase subsequent receivables or being paid to noteholders, the pre-funded amount will be invested from time to time in eligible investments.

RESERVE ACCOUNT

So long as there is money in the pre-funding account, funds will be held in a reserve account. The money held in the pre-funding account probably will generate less interest than the amount of interest due on the same amount of Notes, and the interest paid on the automobile loans owned by the Trust may not be enough to make up the difference. As a result, the Indenture Trustee will establish a reserve account, and will use funds deposited there to cover any such shortfall.

COLLECTION ACCOUNT

Except under certain conditions, the Servicer will establish one or more accounts in the name of the Indenture Trustee for the benefit of Noteholders. All payments from obligors that are received on behalf of the Trust will be deposited in the collection account no later than two business days after receipt.

PRIORITY OF DISTRIBUTIONS

On each distribution date, the Indenture Trustee will withdraw the available funds from the collection account and apply the funds to the following (in the order of priority indicated):

         1. to the Servicer, the amount the Servicer is entitled to be reimbursed for prior monthly advances,

         2. to the Owner Trustee and the Indenture Trustee, any unpaid trustee fees and other similar fees,

         3. to the Servicer, the servicing fee for the related monthly period and any overdue servicing fees,

         4. into the note distribution account, the amount of interest to be paid on the Notes,

         5. into the note distribution account, the amount of principal to be paid on the Notes,

         6. to Financial Security Assurance Inc., amounts owing and not paid to Financial Security Assurance Inc., and

         7. the remaining balance, if any, to a financial institution acting as collateral agent on behalf of Financial Security Assurance Inc., the Indenture Trustee (on behalf of the noteholders) and the trustees for other trusts and warehousing facilities established by the Seller.

TAX STATUS

It is contemplated that for federal income tax purposes the Notes will be characterized as debt and the Trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

ERISA CONSIDERATIONS

Subject to certain considerations, it is contemplated that the Notes will be eligible for purchase by employee benefit plans.

LEGAL INVESTMENTS

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

RATING OF THE NOTES

The Notes must receive at least the following ratings from Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. in order to be issued:


                           Rating
                    ------------------------
  Class             S&P              Moody's
--------            ------------------------
   A-1              A-1+               P-1
   A-2              AAA                Aaa
   A-3              AAA                Aaa
   A-4              AAA                Aaa
   A-5              AAA                Aaa

You must not assume that the ratings initially assigned to the Notes will not subsequently be lowered or withdrawn by the rating agencies.

THE RECEIVABLES POOL

GENERAL

The receivables pool will include the following:

         - initial receivables and all amounts due thereunder after the initial cutoff date, and

         - any subsequent receivables and all amounts due thereunder after the applicable subsequent cutoff date.

All of the receivables are or will be retail installment sales contracts or promissory notes purchased by Arcadia Financial from dealers who regularly originate and sell these types of contracts or notes to Arcadia Financial. The initial receivables and the subsequent receivables will be selected from automobile loans in Arcadia Financial's portfolio for inclusion in the receivables pool in compliance with several criteria, some of which are set forth below under the heading "Selection Criteria." Arcadia Financial and the Seller believe that the selection procedures are not adverse to noteholders and believe that no adverse selection procedures will be used in selecting the receivables.

The Trust will only be obligated to purchase the subsequent receivables on a subsequent transfer date if the following criteria are met:

         1. The weighted average annual percentage rate (APR) of such receivables will not be lower than one percentage point below the weighted average APR of the preliminary initial receivables on the preliminary cutoff date;

         2. the weighted average remaining term of such receivables will not be greater than 68 months nor less than 60 months;

         3. not more than 90% of the aggregate principal balance of such receivables will be attributable to loans for the purchase of used financed vehicles; and

         4. not more than 4% of the aggregate principal balance of such receivables will be attributable to receivables with an APR in excess of 21%.

The aggregate principal balance of the initial receivables is expected to be approximately 70% of the aggregate initial principal balance of the Notes. However, except for the criteria described above, there will be no required characteristics of the subsequent receivables and the receivables included in the initial receivables originated after the preliminary cutoff date. Therefore, following the transfer of subsequent receivables to the Trust, the aggregate characteristics of the entire receivables pool may vary from those of the preliminary initial receivables.

RECENT DEVELOPMENTS CONCERNING ARCADIA FINANCIAL

On March 1, 1999, Arcadia Financial dismissed Ernst & Young LLP as Arcadia Financial's independent auditors effective immediately following the filing of Arcadia Financial's Quarterly Report on Form 10-Q for the quarter ending March 31, 1999. During the two fiscal years ended December 31, 1997 and all subsequent periods preceding the decision to dismiss Ernst & Young, there have been no disagreements between Arcadia Financial and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make a reference to the subject matter of the disagreements in connection with any of its reports.

On May 21, 1999, Arcadia Financial engaged new independent accountants, Deloitte & Touche LLP, to audit Arcadia Financial's financial statements as of, and for the year ending, December 31, 1999. Deloitte & Touche will also be performing the agreed-upon procedures in connection with Arcadia Financial's securitization transactions, including the transaction described in this Term Sheet. The decision to appoint Deloitte & Touche was approved by the Audit Committee of the Board of Directors of Arcadia Financial.

DELINQUENCY, CREDIT LOSS AND REPOSSESSION INFORMATION

The following tables set forth information relating to Arcadia Financial's delinquency, credit loss and repossession experience for each period indicated with respect to all loans it has purchased and continues to service. This information includes the experience with respect to all loans in Arcadia Financial's portfolio of loans serviced during each period. This includes loans which do not meet the criteria for selection as a receivable to be sold to the Trust.



                                        DELINQUENCY EXPERIENCE(1)
                                          (DOLLARS IN THOUSANDS)

                                                                 At December 31,                               At March 31, 1999
                                        -------------------------------------------------------------------  ---------------------
                                                1996                   1997                   1998                (unaudited)
                                         Number                  Number                Number                 Number
                                        of Loans     Balances  of Loans     Balances  of Loans     Balances  of Loans     Balances
                                        --------   ----------  --------   ----------  --------   ----------  --------   ----------
Servicing Portfolio at End of Period     302,450   $3,791,857   411,429   $4,956,090   450,635   $5,096,222   460,692   $5,148,947
Delinquencies:
     31-60 days                            3,884   $   47,225     8,297   $  100,161    12,176   $  135,633     8,021   $   87,630
     61-90 days                            1,255       15,877     3,635       45,485     4,161       47,599     3,505       39,477
     91 days or more                       2,911       37,019     3,019       34,047     5,165       60,591     5,596       60,381
                                        --------   ----------  --------   ----------  --------   ----------  --------   ----------
Total Automobile Loans
     Delinquent 31 or More Days            8,050   $  100,121    14,951   $  179,693    21,502   $  243,823    17,122   $  187,488
                                        --------   ----------  --------   ----------  --------   ----------  --------   ----------
                                        --------   ----------  --------   ----------  --------   ----------  --------   ----------
Delinquencies as a Percentage of
  Number of Loans and Amount
  Outstanding at End of Period(2)           2.66%        2.64%     3.63%        3.63%     4.77%        4.78%     3.72%        3.64%
Amount in Repossession                     4,651       64,929     6,083       55,300     5,686       32,676     5,542       31,501
                                        --------   ----------  --------   ----------  --------   ----------  --------   ----------
                                        --------   ----------  --------   ----------  --------   ----------  --------   ----------

(1) All amounts and percentages are based on the principal amount scheduled to be paid on each loan. The information in the table includes previously sold loans which Arcadia Financial continues to service.

(2)  Amounts shown do not include loans which are less than 31 days delinquent.

                   CREDIT LOSS AND REPOSSESSION EXPERIENCE(1)
                             (DOLLARS IN THOUSANDS)

                                                                           Year Ended December 31,                Three Months
                                                                   ------------------------------------------    Ended March 31,
                                                                     1996            1997            1998             1999(4)
                                                                   ----------      ----------      ----------    ---------------
Average Servicing Portfolio Outstanding During the Period          $3,015,411      $4,458,977      $5,071,996         $5,112,482
Average Number of Loans Outstanding During the Period                 242,419         362,626         435,712            451,813
Number of Charge-Offs                                                  14,403          24,616          33,441              8,116
Gross Charge-Offs(2)                                               $   35,642      $  165,233      $  255,853         $   62,907
Recoveries (3)                                                          5,653           9,855          21,614              8,207
                                                                   ----------      ----------      ----------    ---------------
Net Losses                                                         $   29,989      $  155,378      $  234,239         $   54,700
                                                                   ----------      ----------      ----------    ---------------
                                                                   ----------      ----------      ----------    ---------------
Gross Charge-Offs as a Percentage of Average Servicing Portfolio         1.18%           3.71%           5.04%              4.92%
Net Losses as a Percentage of Average Servicing Portfolio                0.99%           3.48%           4.62%              4.28%

-------------------
(1) All amounts and percentages are based on the principal amount scheduled to be paid on each loan. The information in the table includes previously sold loans which Arcadia Financial continues to service.

(2) Gross charge-offs represent principal amounts which management estimated to be uncollectible after the consideration of anticipated proceeds from the disposition of repossessed assets and selling expenses.

(3)  Includes post-disposition amounts received on previously charged off loans.

(4) Percentage calculations for the three months ended March 31, 1999 are annualized.


As illustrated in the tables above, Arcadia Financial has experienced an increase in delinquency, gross charge-off and net loss rates during each of the three years in the period ended December 31, 1998. Management believes that these increases are primarily due to changes in Arcadia Financial's portfolio mix such that it included a larger proportion of loans with higher credit risk characteristics, as well as the continued seasoning of Arcadia Financial's existing servicing portfolio to include a greater proportion of loans in the period of highest probability for delinquencies and defaults (generally six to 14 months from the date of origination). To compensate for the expected increases in loss and delinquency statistics resulting from the rise in the proportion of loans with higher credit risk characteristics, Arcadia Financial took the following measures:

- implemented a risk-based pricing strategy during 1997 to improve the rate of return on loan originations;

- increased its allowance for credit losses to 8.15% at December 31, 1998 from 4.75% and 2.51% at December 31, 1997 and 1996, respectively;

-    tightened its credit and underwriting standards; and

- expanded its use of computerized credit scoring and behavioral analytics to better service its portfolio and identify improvements when necessary.

As a result of these analytic enhancements, management has discontinued the purchase of loans which score within certain risk tiers as the rate of return historically realized on these loans has not been commensurate with the related risk. Loans included in these discontinued tiers represented approximately 16% of Arcadia Financial's servicing portfolio at December 31, 1998 and accounted for approximately 26% of the delinquent loans outstanding at such date and 34% of net losses incurred during 1998.

Arcadia Financial's delinquency rate has declined compared to December 31, 1998, in part because of a recovery from the normal seasonal pressure on collection efforts which is generally highest in the fourth quarter of the year. Arcadia Financial also believes that the decrease in the delinquency rate reflects improvements in its collections and servicing functions implemented during 1998 and the first quarter of 1999.

Net losses were also affected during 1997, 1998 and the first quarter of 1999 by changes in Arcadia Financial's repossession disposition strategy. Beginning in March 1997, Arcadia Financial modified its strategy to increase the utilization of wholesale disposition channels and made further modifications in June 1998 to discontinue its retail remarketing operations in its entirety. As a result, the percentage of repossessed vehicles liquidated through wholesale liquidation channels increased from 30% in 1996 to 54% in 1997 to 81% in 1998 to 100% in the three months ended March 31, 1999. Although recovery rates on the sale of vehicles through wholesale channels is generally lower than those realized through retail distribution channels, Arcadia Financial believes that its decision to discontinue its retail remarketing operations has enabled it to better manage its level of repossessed inventory and improve the timing of excess cash flows released to Arcadia Financial from securitization trusts as a result of an increase in the speed at which repossessed vehicles can be liquidated. At March 31, 1999, the average days that vehicles were held in inventory had fallen to approximately 36 days compared to 46 days at December 31, 1998, 105 days at December 31, 1997 and 119 days at December 31, 1996. The change in the number and net realizable value of repossessed vehicles at March 31, 1999, reflects the improvement in the average number of days in inventory and the lower anticipated recovery rates resulting from the change in Arcadia Financial's liquidation strategy.

Annualized gross charge-offs and net losses during 1997, 1998 and the three months ended March 31, 1999 include non-recurring charges of 0.57%, 0.42% and 0.00%, respectively, primarily due to the impact of write-downs of repossessed inventory due to revisions to Arcadia Financial's inventory valuation policy.

The loans in Arcadia Financial's servicing portfolio include loans other than the receivables owned by the Trust, including loans which do not meet the criteria for sale to the Trust. There can be no assurance that the delinquency, loan loss or repossession experience of the Trust with respect to the receivables will be better than, worse than or comparable to the experience set forth above.

SELECTION CRITERIA

The preliminary initial receivables represent substantially all loans in Arcadia Financial's portfolio, owned and not serviced for others, that

         1. were not more than 30 days past due as of the preliminary cutoff date,

         2. did not have a remaining principal balance as of the preliminary cutoff date less than $500.00,

         3. did not have a final scheduled payment date prior to September 1, 1999, and

         4. were otherwise eligible under criteria established by Arcadia Financial and Financial Security Assurance Inc.


CERTAIN OTHER CHARACTERISTICS

The preliminary initial receivables

         1. had a remaining maturity, as of the Preliminary Cutoff Date, of at least 3 months, but not more than 84 months,

         2. had an original maturity of at least 12 months, but not more than 84 months,

         3. had an original principal balance of at least $3,800.00 and not more than $61,115.23,

         4. had a remaining principal balance, as of the Preliminary Cutoff Date, of at least $1,231.54 and not more than $61,115.23, and

         5. had an APR of at least 7.00% and not more than 23.99%.

Approximately 13.34% of the aggregate principal balance of the preliminary initial receivables was attributable to loans for the purchase of new financed vehicles, and approximately 86.66% of the aggregate principal balance was attributable to loans for the purchase of used financed vehicles. The preliminary initial receivables were purchased from more than 4,400 dealers. Not more than 0.48% of the aggregate principal balance of the preliminary initial receivables as of the preliminary cutoff date was originated by any single dealer. The ten most significant dealers originated approximately 3.25% of the aggregate principal balance as of the preliminary cutoff date. Approximately 99.79% of the preliminary initial receivables are simple interest obligations, and interest on the remaining 0.21% of the preliminary initial receivables is computed on an actuarial basis, with prepayment rebates computed according to the Rule of 78's. Neither the Seller, Arcadia Financial nor the Servicer may substitute other loans for the receivables at any time during the term of the sale and servicing agreement. The composition and distribution by APR and geographic concentration of the receivables pool as of the preliminary cutoff date are set forth in the following tables:


               COMPOSITION OF THE PRELIMINARY INITIAL RECEIVABLES
                        AS OF THE PRELIMINARY CUTOFF DATE

                                                  Number of         Average                             Weighted Average
   Weighted Average     Aggregate Principal      Receivables       Principal       Weighted Average    Original Scheduled
  APR of Receivables          Balance              in Pool          Balance       Remaining Term (1)        Term (1)
  ------------------    -------------------      -----------      ----------      ------------------   ------------------
        17.29%            $340,601,681.75           24,028        $14,175.20         66.30 months         66.67 months

-------------------
(1) Based on scheduled payments due after the Preliminary Cutoff Date (in the case of the Weighted Average Remaining Term) and assuming no prepayments on the Preliminary Initial Receivables.

      DISTRIBUTION BY APR OF THE PRELIMINARY INITIAL RECEIVABLES AS OF THE
                             PRELIMINARY CUTOFF DATE

                                                                         AGGREGATE          PERCENT OF AGGREGATE
APR RANGE (%)                                NUMBER OF RECEIVABLES   PRINCIPAL BALANCE       PRINCIPAL BALANCE(1)
------------------------------------         ---------------------   -----------------      ---------------------
7.00 to 7.999 ......................                     18           $     275,151.14               0.08%
8.00 to 8.999 ......................                     99               1,637,255.67               0.48%
9.00 to 9.999 ......................                    158               2,649,465.53               0.78%
10.00 to 10.999 ....................                    279               4,577,018.95               1.34%
11.00 to 11.999 ....................                    439               7,254,135.76               2.13%
12.00 to 12.999 ....................                    762              12,550,905.50               3.68%
13.00 to 13.999 ....................                  1,053              17,261,841.48               5.07%
14.00 to 14.999 ....................                  1,280              20,587,662.64               6.04%
15.00 to 15.999 ....................                  1,648              26,126,461.71               7.67%
16.00 to 16.999 ....................                  2,913              44,414,740.53              13.04%
17.00 to 17.999 ....................                  4,435              65,241,470.50              19.15%
18.00 to 18.999 ....................                  4,017              55,402,361.45              16.27%
19.00 to 19.999 ....................                  3,214              41,036,199.79              12.05%
20.00 to 20.999 ....................                  2,432              28,057,218.19               8.24%
21.00 to 21.999 ....................                    861               9,410,731.20               2.76%
22.00 to 23.999 ....................                    420               4,119,061.71               1.21%
                                             ---------------------   -----------------      ---------------------
                                                     24,028           $ 340,601,681.75             100.00%
                                             ---------------------   -----------------      ---------------------
                                             ---------------------   -----------------      ---------------------

---------------
(1) The sum of the individual Aggregate Principal Balance percentages may not total 100.00% due to rounding.

    GEOGRAPHIC CONCENTRATION OF THE PRELIMINARY INITIAL RECEIVABLES AS OF THE
                             PRELIMINARY CUTOFF DATE

                                                                                                  PERCENTAGE OF AGGREGATE
STATE                                        NUMBER OF RECEIVABLES   AGGREGATE PRINCIPAL BALANCE   PRINCIPAL BALANCE(1)
------------------------------------         ---------------------   ---------------------------  ---------------------
Texas .............................                3,792                 $   58,701,126.55                  17.23%
California ........................                1,892                     27,978,568.52                   8.21%
Florida ...........................                1,769                     25,460,682.94                   7.48%
Tennessee .........................                1,378                     19,627,720.92                   5.76%
Georgia ...........................                1,046                     14,984,106.90                   4.40%
Oklahoma ..........................                1,045                     14,475,582.76                   4.25%
South Carolina ....................                  839                     11,917,618.27                   3.50%
North Carolina ....................                  797                     11,806,717.90                   3.47%
Missouri ..........................                  831                     11,334,889.99                   3.33%
Colorado ..........................                  694                      9,793,079.55                   2.88%
Oregon ............................                  694                      9,599,326.67                   2.82%
Massachusetts .....................                  725                      8,782,616.51                   2.58%
Arizona ...........................                  538                      8,239,393.70                   2.42%
New York ..........................                  664                      8,224,471.59                   2.41%
Washington ........................                  604                      8,125,480.99                   2.39%
Illinois ..........................                  521                      6,971,818.47                   2.05%
Ohio ..............................                  468                      6,134,049.40                   1.80%
Virginia ..........................                  372                      5,484,017.96                   1.61%
Nevada ............................                  325                      5,156,914.57                   1.51%
Minnesota .........................                  390                      5,054,885.91                   1.48%
Michigan ..........................                  391                      4,946,860.02                   1.45%
Connecticut .......................                  365                      4,867,410.35                   1.43%
Kentucky ..........................                  359                      4,808,382.71                   1.41%
New Mexico ........................                  304                      4,474,708.73                   1.31%
Nebraska ..........................                  306                      3,859,001.54                   1.13%
Wisconsin .........................                  308                      3,783,408.50                   1.11%
Utah ..............................                  256                      3,749,446.66                   1.10%
Pennsylvania ......................                  265                      3,749,399.01                   1.10%
Mississippi .......................                  259                      3,707,209.77                   1.09%
Iowa ..............................                  254                      3,498,330.74                   1.03%
Maryland ..........................                  230                      3,446,604.98                   1.01%
All other states(2) ...............                1,347                     17,857,848.67                   5.24%
                                             ---------------------   ---------------------------  ---------------------
                                                  24,028                  $ 340,601,681.75                 100.00%
                                             ---------------------   ---------------------------  ---------------------
                                             ---------------------   ---------------------------  ---------------------

---------------
(1) The sum of the individual Aggregate Principal Balance percentages may not total 100.00% due to rounding.
(2) No other state comprised more than 1.00% of the Total Aggregate Principal Balance.

         DISTRIBUTION OF THE RECEIVABLES PORTFOLIO BY ORIGINAL MATURITY
                        AS OF THE PRELIMINARY CUTOFF DATE

   Original Maturity Range        Number of            Aggregate           Percent of Aggregate
         (in months)             Receivables       Principal Balance       Principal Balance(1)
--------------------------       -----------       -----------------       ---------------------
        13-24...........                18           $    132,532.39                0.04%
        25-36...........               392              2,792,496.75                0.82%
        37-48...........             2,209             20,553,509.69                6.03%
        49-60...........             7,323             90,049,932.72               26.44%
        61-72...........            14,085            227,047,932.17               66.66%
        73-84...........                 1                 25,278.03                0.01%
                                 -----------       -----------------       ---------------------
       Totals...........            24,028           $340,601,681.75              100.00%
                                 -----------       -----------------       ---------------------
                                 -----------       -----------------       ---------------------

-------------------------------
(1)  Sum may not equal 100% due to rounding.



         DISTRIBUTION OF THE RECEIVABLES PORTFOLIO BY REMAINING MATURITY
                        AS OF THE PRELIMINARY CUTOFF DATE

  Remaining Maturity Range      Number of            Aggregate         Percent of Aggregate
         (in months)           Receivables       Principal Balance     Principal Balance (1)
--------------------------     -----------       -----------------     ---------------------
    13-24.............                 18          $    132,532.39               0.04%
    25-36.............                392             2,792,496.75               0.82%
    37-48.............              2,209            20,553,509.69               6.03%
    49-60.............              7,326            90,086,195.81              26.45%
    61-72.............             14,082           227,011,669.08              66.65%
    73-84.............                  1                25,278.03               0.01%
                               -----------       -----------------     ---------------------
   Totals.............             24,028          $340,601,681.75             100.00%
                               -----------       -----------------     ---------------------
                               -----------       -----------------     ---------------------

-------------------------------
(1)  Sum may not equal 100% due to rounding.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

Prepayment on automotive receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables owned by the Trust.

Because the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of Notes could occur significantly earlier than the respective final scheduled distribution dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the noteholders.

The table below captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" has been prepared on the basis of the characteristics of the receivables. The table assumes that:


1. the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses, delinquencies or repurchases,

2. each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days,

3. payments on the Notes are made on each distribution date (and each distribution date is assumed to be the fifteenth day of each applicable month), and

4. the Servicer does not exercise its option to purchase the receivables.

The table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages. The table also indicates the month in which the Servicer can exercise its optional clean-up call and the associated weighted average life.

The table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. Pool 1 has been modeled with a cutoff date of June 4, 1999, and Pool 2 is assumed to be delivered one month later.


-------------------------------------------------------------------------------

                                                                   ORIGINAL TERM              REMAINING TERM
                       AGGREGATE                                    TO MATURITY                 TO MATURITY
   POOL            PRINCIPAL BALANCE          APR                   (IN MONTHS)                 (IN MONTHS)
   ----            -----------------        ------                 -------------              ---------------
     1               $455,000,000           17.29%                      67                           66
     2               $195,000,000           17.29%                      67                           67


The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of Notes.

                    PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT
                           AT VARIOUS ABS PERCENTAGES

       DISTRIBUTION DATE                            CLASS A-1 NOTES                             CLASS A-2 NOTES
---------------------------------         -------------------------------------      -------------------------------------
                                          0.00%     1.20%      1.60%      2.00%      0.00%      1.20%       1.60%    2.00%
                                          -----     -----      -----      -----      -----      -----       -----    -----
         Closing Date                     100.0     100.0      100.0      100.0      100.0      100.0       100.0    100.0
           07/15/99                        94.2      86.5       83.9       81.3      100.0      100.0       100.0    100.0
           08/15/99                        85.8      67.4       61.2       54.9      100.0      100.0       100.0    100.0
           09/15/99                        77.3      48.3       38.6       28.7      100.0      100.0       100.0    100.0
           10/15/99                        68.7      29.4       16.1        2.8      100.0      100.0       100.0    100.0
           11/15/99                        60.0      10.5        0.0        0.0      100.0      100.0        97.9     92.2
           12/15/99                        51.1       0.0        0.0        0.0      100.0       97.2        90.4     83.6
           01/15/00                        42.1       0.0        0.0        0.0      100.0       90.9        83.0     75.1
           02/15/00                        33.0       0.0        0.0        0.0      100.0       84.6        75.6     66.6
           03/15/00                        23.8       0.0        0.0        0.0      100.0       78.3        68.3     58.3
           04/15/00                        14.4       0.0        0.0        0.0      100.0       72.1        61.1     50.0
           05/15/00                         4.9       0.0        0.0        0.0      100.0       66.0        53.9     41.8
           06/15/00                         0.0       0.0        0.0        0.0       98.4       59.8        46.8     33.7
           07/15/00                         0.0       0.0        0.0        0.0       95.1       53.7        39.8     25.7
           08/15/00                         0.0       0.0        0.0        0.0       91.7       47.6        32.8     17.8
           09/15/00                         0.0       0.0        0.0        0.0       88.3       41.6        25.9     10.1
           10/15/00                         0.0       0.0        0.0        0.0       84.8       35.6        19.1      2.4
           11/15/00                         0.0       0.0        0.0        0.0       81.3       29.7        12.3      0.0
           12/15/00                         0.0       0.0        0.0        0.0       77.7       23.8         5.6      0.0
           01/15/01                         0.0       0.0        0.0        0.0       74.1       18.0         0.0      0.0
           02/15/01                         0.0       0.0        0.0        0.0       70.5       12.2         0.0      0.0
           03/15/01                         0.0       0.0        0.0        0.0       66.8        6.4         0.0      0.0
           04/15/01                         0.0       0.0        0.0        0.0       63.0        0.7         0.0      0.0
           05/15/01                         0.0       0.0        0.0        0.0       59.2        0.0         0.0      0.0
           06/15/01                         0.0       0.0        0.0        0.0       55.3        0.0         0.0      0.0
           07/15/01                         0.0       0.0        0.0        0.0       51.3        0.0         0.0      0.0
           08/15/01                         0.0       0.0        0.0        0.0       47.3        0.0         0.0      0.0
           09/15/01                         0.0       0.0        0.0        0.0       43.3        0.0         0.0      0.0
           10/15/01                         0.0       0.0        0.0        0.0       39.2        0.0         0.0      0.0
           11/15/01                         0.0       0.0        0.0        0.0       35.0        0.0         0.0      0.0
           12/15/01                         0.0       0.0        0.0        0.0       30.8        0.0         0.0      0.0
           01/15/02                         0.0       0.0        0.0        0.0       26.5        0.0         0.0      0.0
           02/15/02                         0.0       0.0        0.0        0.0       22.1        0.0         0.0      0.0
           03/15/02                         0.0       0.0        0.0        0.0       17.7        0.0         0.0      0.0
           04/15/02                         0.0       0.0        0.0        0.0       13.2        0.0         0.0      0.0
           05/15/02                         0.0       0.0        0.0        0.0        8.7        0.0         0.0      0.0
           06/15/02                         0.0       0.0        0.0        0.0        4.1        0.0         0.0      0.0
           07/15/02                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           08/15/02                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           09/15/02                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           10/15/02                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           11/15/02                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           12/15/02                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           01/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           02/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           03/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           04/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           05/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           06/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           07/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           08/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           09/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           10/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           11/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           12/15/03                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           01/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           02/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           03/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           04/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           05/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           06/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           07/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           08/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           09/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           10/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           11/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           12/15/04                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           01/15/05                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           02/15/05                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           03/15/05                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           04/15/05                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
           05/15/05                         0.0       0.0        0.0        0.0        0.0        0.0         0.0      0.0
Weighted Average Life (years) (1)           0.54      0.28       0.24       0.22       2.12       1.18        1.00     0.88
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

---------------------------
(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

     THIS TABLE HAS BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

                    PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT
                           AT VARIOUS ABS PERCENTAGES

        DISTRIBUTION DATE                            CLASS A-3 NOTES                           CLASS A-4 NOTES
---------------------------------         -------------------------------------      -------------------------------------
                                          0.00%     1.20%      1.60%      2.00%      0.00%      1.20%       1.60%    2.00%
                                          -----     -----      -----      -----      -----      -----       -----    -----
         Closing Date                     100.0     100.0      100.0      100.0      100.0      100.0      100.0     100.0
          07/15/99                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          08/15/99                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          09/15/99                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          10/15/99                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          11/15/99                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          12/15/99                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          01/15/00                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          02/15/00                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          03/15/00                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          04/15/00                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          05/15/00                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          06/15/00                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          07/15/00                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          08/15/00                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          09/15/00                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          10/15/00                        100.0      100.0      100.0     100.0      100.0      100.0      100.0     100.0
          11/15/00                        100.0      100.0      100.0      91.3      100.0      100.0      100.0     100.0
          12/15/00                        100.0      100.0      100.0      78.9      100.0      100.0      100.0     100.0
          01/15/01                        100.0      100.0       98.4      66.6      100.0      100.0      100.0     100.0
          02/15/01                        100.0      100.0       87.5      54.6      100.0      100.0      100.0     100.0
          03/15/01                        100.0      100.0       76.8      42.7      100.0      100.0      100.0     100.0
          04/15/01                        100.0      100.0       66.2      31.0      100.0      100.0      100.0     100.0
          05/15/01                        100.0       91.8       55.8      19.6      100.0      100.0      100.0     100.0
          06/15/01                        100.0       82.5       45.5       8.3      100.0      100.0      100.0     100.0
          07/15/01                        100.0       73.3       35.4       0.0      100.0      100.0      100.0      97.7
          08/15/01                        100.0       64.1       25.4       0.0      100.0      100.0      100.0      88.7
          09/15/01                        100.0       55.1       15.6       0.0      100.0      100.0      100.0      79.9
          10/15/01                        100.0       46.1        5.9       0.0      100.0      100.0      100.0      71.2
          11/15/01                        100.0       37.3        0.0       0.0      100.0      100.0       97.0      62.8
          12/15/01                        100.0       28.6        0.0       0.0      100.0      100.0       89.3      54.5
          01/15/02                        100.0       19.9        0.0       0.0      100.0      100.0       81.7      46.5
          02/15/02                        100.0       11.4        0.0       0.0      100.0      100.0       74.2      38.7
          03/15/02                        100.0        3.0        0.0       0.0      100.0      100.0       66.9      31.1
          04/15/02                        100.0        0.0        0.0       0.0      100.0       95.6       59.7      23.7
          05/15/02                        100.0        0.0        0.0       0.0      100.0       88.7       52.7      16.5
          06/15/02                        100.0        0.0        0.0       0.0      100.0       82.0       45.9       9.6
          07/15/02                         99.0        0.0        0.0       0.0      100.0       75.4       39.3       2.9
          08/15/02                         91.1        0.0        0.0       0.0      100.0       68.9       32.8       0.0
          09/15/02                         83.1        0.0        0.0       0.0      100.0       62.5       26.5       0.0
          10/15/02                         74.9        0.0        0.0       0.0      100.0       56.2       20.4       0.0
          11/15/02                         66.7        0.0        0.0       0.0      100.0       50.0       14.4       0.0
          12/15/02                         58.3        0.0        0.0       0.0      100.0       44.0        8.7       0.0
          01/15/03                         49.8        0.0        0.0       0.0      100.0       38.0        3.1       0.0
          02/15/03                         41.2        0.0        0.0       0.0      100.0       32.2        0.0       0.0
          03/15/03                         32.4        0.0        0.0       0.0      100.0       26.5        0.0       0.0
          04/15/03                         23.6        0.0        0.0       0.0      100.0       21.0        0.0       0.0
          05/15/03                         14.6        0.0        0.0       0.0      100.0       15.6        0.0       0.0
          06/15/03                          5.4        0.0        0.0       0.0      100.0       10.3        0.0       0.0
          07/15/03                          0.0        0.0        0.0       0.0       96.8        5.1        0.0       0.0
          08/15/03                          0.0        0.0        0.0       0.0       89.0        0.1        0.0       0.0
          09/15/03                          0.0        0.0        0.0       0.0       81.0        0.0        0.0       0.0
          10/15/03                          0.0        0.0        0.0       0.0       73.0        0.0        0.0       0.0
          11/15/03                          0.0        0.0        0.0       0.0       64.8        0.0        0.0       0.0
          12/15/03                          0.0        0.0        0.0       0.0       56.5        0.0        0.0       0.0
          01/15/04                          0.0        0.0        0.0       0.0       48.1        0.0        0.0       0.0
          02/15/04                          0.0        0.0        0.0       0.0       39.5        0.0        0.0       0.0
          03/15/04                          0.0        0.0        0.0       0.0       30.9        0.0        0.0       0.0
          04/15/04                          0.0        0.0        0.0       0.0       22.1        0.0        0.0       0.0
          05/15/04                          0.0        0.0        0.0       0.0       13.2        0.0        0.0       0.0
          06/15/04                          0.0        0.0        0.0       0.0        4.1        0.0        0.0       0.0
          07/15/04                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
          08/15/04                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
          09/15/04                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
          10/15/04                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
          11/15/04                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
          12/15/04                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
          01/15/05                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
          02/15/05                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
          03/15/05                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
          04/15/05                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
          05/15/05                          0.0        0.0        0.0       0.0        0.0        0.0        0.0       0.0
Weighted Average Life (years) (1)          3.61       2.34       2.00      1.74       4.59       3.47       3.00      2.60
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

---------------------------
(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

     THIS TABLE HAS BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

                    PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT
                           AT VARIOUS ABS PERCENTAGES

      DISTRIBUTION DATE                         CLASS A-5 NOTES
---------------------------           -------------------------------------
                                     0.00%      1.20%      1.60%     2.00%
                                     -----      -----      -----     -----
         Closing Date                100.0      100.0      100.0     100.0
           07/15/99                  100.0      100.0      100.0     100.0
           08/15/99                  100.0      100.0      100.0     100.0
           09/15/99                  100.0      100.0      100.0     100.0
           10/15/99                  100.0      100.0      100.0     100.0
           11/15/99                  100.0      100.0      100.0     100.0
           12/15/99                  100.0      100.0      100.0     100.0
           01/15/00                  100.0      100.0      100.0     100.0
           02/15/00                  100.0      100.0      100.0     100.0
           03/15/00                  100.0      100.0      100.0     100.0
           04/15/00                  100.0      100.0      100.0     100.0
           05/15/00                  100.0      100.0      100.0     100.0
           06/15/00                  100.0      100.0      100.0     100.0
           07/15/00                  100.0      100.0      100.0     100.0
           08/15/00                  100.0      100.0      100.0     100.0
           09/15/00                  100.0      100.0      100.0     100.0
           10/15/00                  100.0      100.0      100.0     100.0
           11/15/00                  100.0      100.0      100.0     100.0
           12/15/00                  100.0      100.0      100.0     100.0
           01/15/01                  100.0      100.0      100.0     100.0
           02/15/01                  100.0      100.0      100.0     100.0
           03/15/01                  100.0      100.0      100.0     100.0
           04/15/01                  100.0      100.0      100.0     100.0
           05/15/01                  100.0      100.0      100.0     100.0
           06/15/01                  100.0      100.0      100.0     100.0
           07/15/01                  100.0      100.0      100.0     100.0
           08/15/01                  100.0      100.0      100.0     100.0
           09/15/01                  100.0      100.0      100.0     100.0
           10/15/01                  100.0      100.0      100.0     100.0
           11/15/01                  100.0      100.0      100.0     100.0
           12/15/01                  100.0      100.0      100.0     100.0
           01/15/02                  100.0      100.0      100.0     100.0
           02/15/02                  100.0      100.0      100.0     100.0
           03/15/02                  100.0      100.0      100.0     100.0
           04/15/02                  100.0      100.0      100.0     100.0
           05/15/02                  100.0      100.0      100.0     100.0
           06/15/02                  100.0      100.0      100.0     100.0
           07/15/02                  100.0      100.0      100.0     100.0
           08/15/02                  100.0      100.0      100.0      94.0
           09/15/02                  100.0      100.0      100.0      83.5
           10/15/02                  100.0      100.0      100.0      73.4
           11/15/02                  100.0      100.0      100.0      63.7
           12/15/02                  100.0      100.0      100.0      54.5
           01/15/03                  100.0      100.0      100.0      45.7
           02/15/03                  100.0      100.0       96.3      37.4
           03/15/03                  100.0      100.0       87.5      29.6
           04/15/03                  100.0      100.0       79.1      22.3
           05/15/03                  100.0      100.0       71.1      15.5
           06/15/03                  100.0      100.0       63.5       9.2
           07/15/03                  100.0      100.0       56.2       3.4
           08/15/03                  100.0      100.0       49.3       1.6
           09/15/03                  100.0       92.0       42.8       0.0
           10/15/03                  100.0       83.9       36.7       0.0
           11/15/03                  100.0       76.2       31.1       0.0
           12/15/03                  100.0       68.7       25.8       0.0
           01/15/04                  100.0       61.5       21.0       0.0
           02/15/04                  100.0       54.6       16.7       0.0
           03/15/04                  100.0       48.0       12.7       0.0
           04/15/04                  100.0       41.6        9.3       0.0
           05/15/04                  100.0       35.6        6.3       0.0
           06/15/04                  100.0       29.8        3.8       0.0
           07/15/04                   91.4       24.4        1.8       0.0
           08/15/04                   75.6       19.3        0.7       0.0
           09/15/04                   59.5       14.5        0.2       0.0
           10/15/04                   43.3       10.1        0.0       0.0
           11/15/04                   26.7        6.0        0.0       0.0
           12/15/04                   10.0        2.2        0.0       0.0
           01/15/05                    5.0        1.0        0.0       0.0
           02/15/05                    0.0        0.0        0.0       0.0
           03/15/05                    0.0        0.0        0.0       0.0
           04/15/05                    0.0        0.0        0.0       0.0
           05/15/05                    0.0        0.0        0.0       0.0
Weighted Average Life (years)(1)      5.22       4.45       3.88      3.37
---------------------------------------------------------------------------

--------------------
(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note. For the purposes of the weighted average life calculation for the Class A-5 Notes, it is assumed that the Servicer exercises its right to repurchase the Receivables on the first distribution date on which it is entitled to repurchase the Receivables.

   THIS TABLE HAS BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.